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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013

MIRATI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35921 (Commission File No.)	46-2693615 (IRS Employer Identification No.)

9363 Towne Centre Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and the exhibit attached hereto contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements about:

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  the initiation, cost, timing, progress and results of our research and development activities, preclinical studies and future clinical trials;

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  our ability to obtain and maintain regulatory approval for our product candidates, and any related restrictions, limitations, and/or warnings in the label of any approved product candidate;

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  our ability to obtain funding for our operations;

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  our plans to research, develop and commercialize our future product candidates;

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  our strategic partners' decisions relating to development and commercialization of product candidates;

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  our ability to attract collaborators with development, regulatory and commercialization expertise;

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  our ability to obtain and maintain intellectual property protection for our future product candidates;

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  the size and growth potential of the markets for our future product candidates, and our ability to serve those markets;

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  our ability to successfully commercialize our future product candidates;

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  the rate and degree of market acceptance of our future product candidates;

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  our ability to develop sales and marketing capabilities, whether alone or with potential future collaborators;

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  regulatory developments in the United States and foreign countries;

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  the performance of our third-party suppliers and manufacturers;

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  the success of competing therapies that are or become available;

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  the expected impact of the closures of our Montreal and Princeton offices and the associated changes to our workforce;

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  the loss of key scientific or management personnel; and

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  the accuracy of our estimates regarding cash, cash equivalents and marketable securities as of September 30, 2013, expenses, future revenues, capital requirements and need for additional financing.

In some cases, you can identify these statements by terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or the negative of those terms, and similar expressions. These forward-looking statements reflect our management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Form 8-K and are subject to risks and uncertainties. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 2.02    Results of Operations and Financial Condition.

We estimate that our cash, cash equivalents and marketable securities were approximately $15.0 million as of September 30, 2013. This amount is preliminary and is subject to change. As a result, this amount may differ from the amount that will be reflected in our consolidated financial statements as of and for the quarter ended September 30, 2013.

The information in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01    Other Events.

We are filing certain information for the purpose of updating various aspects of the descriptions of our business and risk factors contained in our other filings with the SEC. A copy of this additional disclosure is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
99.1	Company Disclosure.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	MIRATI THERAPEUTICS, INC.
	By:	/s/ CHARLES M. BAUM, M.D., PH.D. Charles M. Baum, M.D., Ph.D. President and Chief Executive Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Company Disclosure.

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  Item 2.02 Results of Operations and Financial Condition.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX